                                                                EXHIBIT 10.7.2



                      AMENDMENT NO. 2 dated as of November 10, 1995 to the
                 Credit, Security, Guaranty and Pledge Agreement dated as of April 13, 1995, among ALL AMERICAN COMMUNICATIONS, INC. as a Borrower and a Guarantor, the other Borrowers named therein, the other Guarantors named therein, the Lenders referred to therein and CHEMICAL BANK, as Agent (the "Agent") and as Fronting Bank (the "Fronting Bank") for the Lenders (as heretofore amended, the "Credit Agreement").


                             INTRODUCTORY STATEMENT


         The Lenders have made available to the Borrowers various credit facilities and a Term Loan pursuant to the terms of the Credit Agreement.

         The Lenders have agreed to make an additional term loan to AAG. In addition, the other Borrowers, the Guarantors, the Lenders and the Agent have agreed to (i) change the various commitments of the Lenders, (ii) effect the purchase by certain of the Lenders of a portion of the outstanding Loans and rights with regard to outstanding Letters of Credit and (iii) make other revisions to the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

         Therefore, the parties hereto hereby agree as follows:

         Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

         Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

         (A) The following definitions are hereby added to Article 1 in the appropriate alphabetical location:

                 "'AAFII' shall mean All American Fremantle II, Inc., a wholly owned subsidiary of AAF.

                 'AAG' shall mean All American Goodson, Inc., a Delaware corporation and a wholly owned subsidiary of the Parent.

                 'AAG Expense Funds Account' shall be as defined in the Intercreditor Agreement.

                 'AAG Funds' shall be as defined in the Intercreditor Agreement.

                 'AAG Funds Account' shall mean the account established by AAG with the Agent designated as the "All American Goodson AAG Funds Account", Account No. ___________.

                 'AAG Letter of Credit' shall mean the "Letter of Credit" as defined in the Intercreditor Agreement.

                 'AAG Loan' shall be as defined in Section 2.4A.

                 'AAG Loan Closing Date' shall mean (a) the date on which the drawing under the AAG Letter of Credit is funded, provided that the Effective Date has occurred or (b) in the event such drawing has been funded prior to the Effective Date, the Effective Date, in either case, which date shall in no event be later than November 30, 1995.

                 'AAG Notes' shall be as defined in Section 2.6(h).

                 'AAG Obligations' shall mean the "Senior Obligations" as defined in the Intercreditor Agreement.

                 'AAG Transfer Date' shall be as defined in Section 2.12(m).

                 "AATVII' shall mean All American Television II, Inc., a Delaware corporation and a wholly owned subsidiary of AATI.

                 'Allocation Certificate' shall be as defined in the Intercreditor Agreement.

                 'Asset Purchase Agreement' shall be as defined in the Intercreditor Agreement.

                 'Earn-Out Payment' shall be as defined in the Intercreditor Agreement.

                 'Expense Funds' shall be as defined in the Intercreditor Agreement.

                 'Final Closing Date' shall be as defined in the Intercreditor Agreement.

                 'IPG Guarantor' shall mean each "Guarantor" as defined in the Intercreditor Agreement.





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

                 'IPG Guaranty' shall mean the "Guaranty" as defined in the Intercreditor Agreement.

                 'IPG Obligations" shall mean the "Guarantor Obligations" as defined in the Intercreditor Agreement.

                 'IPG Pledged Stock' shall mean the "Pledged Stock" as defined in the Intercreditor Agreement.

                 'Intercreditor Agreement' shall mean the Intercreditor Agreement dated as of October 6, 1995 among (i) Chemical Bank as Agent, (ii) The Interpublic Group of Companies, Inc., (iii) All American Goodson, Inc., a wholly owned subsidiary of All American Communications, Inc., (iv) All American Communications, Inc., (v) All American Fremantle II, Inc., a wholly owned subsidiary of All American Fremantle, Inc., (vi) All American Television II, Inc., a wholly owned subsidiary of All American Television Inc. and (vi) Mark Goodson Productions, LLC, a copy of which is attached hereto as Exhibit 1, as may be amended from time to time.

                 'Interest Reserve Account' shall mean an interest bearing account of AAG established with the Agent designated as the "All American Goodson Interest Reserve Account", Account No. __________.

                 'International Cash Flow' shall be as defined in the Intercreditor Agreement.

                 'International Cash Flow Default' shall be as defined in clause (v) of Article 7A.

                 'LLC' shall mean Mark Goodson Productions, LLC, a limited liability company formed under the laws of the State of New York. The LLC shall not be deemed a Subsidiary or an Affiliate of any Debtor.

                 'LLC Funds' shall be as defined in the Intercreditor Agreement.

                 'LLC Funds Account' shall mean the account established by AAG with the Agent designated as the "All American Goodson LLC Funds Account", Account No. __________.

                 'Main License' shall be as defined in the Intercreditor Agreement.

                 'Operating Agreement' shall be as defined in the Intercreditor Agreement.





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

                 'Settlement Date' shall be as defined in the Intercreditor Agreement.

                 'Tranche E Collateral' shall be as defined in the Intercreditor Agreement.

                 'Tranche E Event of Default' shall be as defined in Article 7A.

         (B) The definitions of Borrower, Guarantors, Loan, Loans and Notes appearing in Article 1 are hereby deleted and the following definitions inserted in their place:

                 "'Borrower' shall mean the Parent, AAF, AAG, Baywatch or Baywatch Nights, as the case may be.

                 'Guarantors' shall mean (i) with respect to the Term Loan, the Parent, Baywatch, Baywatch Nights, Malibu, AATI, LBS, SBEI, SBR, Santa Monica Sound Recorders, Inc., a California corporation ("SMR"), SBSVTV Inc. (f/k/a All American Television Production, Inc.), a California corporation ("SBS"), All American Television Production, Inc. (f/k/a All American Productions, Inc.), a California corporation ("AATP"), All American FDF Holdings, Inc., a Delaware corporation ("FDF"), AAG, Fremantle (UK) Productions Limited (f/k/a Talbot Television Limited), a corporation organized under the laws of the United Kingdom ("Talbot"), AATVII and AAFII, (ii) with respect to the Baywatch Loans, the Parent, Baywatch Nights, Malibu, AATI, LBS, SBEI, SBR, SMR, SBS, AATP, FDF, AAF, AAG, AATVII, AAFII and Talbot; (iii) with respect to the B.N. Loans, the Parent, Baywatch, Malibu, AATI, LBS, SBEI, SBR, SMR, SBS, AATP, FDF, AAF, AAG, AATVII, AAFII and Talbot; (iv) with respect to the Working Capital Loans, Baywatch, Baywatch Nights, Malibu, AATI, LBS, SBEI, SBR, SMR, SBS, AATP, FDF, AAF, AAG, AATVII, AAFII and Talbot; and (v) with respect to the AAG Loans, the Parent, Baywatch, Baywatch Nights, Malibu, AATI, LBS, SBEI, SBR, SMR, SBS, AATP, FDF, AAF, AATVII, AAFII and Talbot.

                 'Loan' shall mean the Term Loan, a Baywatch Loan, a B.N. Loan, a Working Capital Loan or the AAG Loan, as applicable.

                 'Loans' shall mean collectively the Term Loans, the Baywatch Loans, the B.N. Loans, the Working Capital Loans and the AAG Loans.

                 'Notes' shall mean collectively the Term Notes, the Baywatch Notes, the B.N. Notes, the Working Capital Notes and the AAG Notes."

         (C) The definition of "Change in Management" appearing in Article 1 of the Credit Agreement is hereby amended by changing the beginning of clause
(y) appearing therein to read as follows:

         "all three of the following individuals:"

         (D) The definition of "Change in Management" appearing in Article 1 of the Credit Agreement is hereby further amended by changing the phrase "or the second such individual" appearing in the 13th line therein to read "or the third of the individuals".

         (E)  The following Section 2.4A "AAG Loans" is hereby added to Article
2:

                 "SECTION 2.4A.  AAG Loan.

                 Each Lender, severally and not jointly, agrees, upon the terms and subject to the conditions hereof, to make a term loan (all such Loans being referred to as the AAG Loan") to AAG on the AAG Loan Closing Date in an aggregate amount for such Lender which shall be equal to the amount set forth opposite such Lender's name under the column "AAG Loan" in the Schedule of Commitments; provided, however, that the aggregate amount of the AAG Loan shall be $25,000,000."

         (F) The following clauses (h) and (i) shall be added to Section 2.6 of the Credit Agreement:

                 "(h) The AAG Loan made by each Lender hereunder shall be evidenced by a promissory note substantially in the form of Exhibit A-5 (each a AAG Note" and collectively the "AAG Notes") in the face amount of each such Lender's Percentage of the AAG Loan, payable to the order of each such Lender, duly executed by AAG and dated the AAG Loan Closing Date.

                 (i) The outstanding principal amount of the AAG Loan shall be payable in full on April 13, 1999."

         (G) The following clause (d) is hereby added to Section 2.7 of the Credit Agreement:

                 "(d) So long as a Tranche E Event of Default shall have not occurred and be continuing, and any AAG Obligation remain outstanding on the last Business Day of each month of each calendar quarter (to the extent available after making any distributions pursuant to
         Section 3 of the Intercreditor Agreement), AAG Funds to the extent available and, to the extent necessary, LLC Funds shall be deposited into the Interest Reserve Account in an amount equal to one-third of the interest





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

         on the AAG Loan estimated to be payable for such calendar quarter. On the 14th Business Day of each calendar quarter, amounts on deposit in the Interest Reserve Account to the extent in excess of an amount equal to two months' interest on the AAG Loan, shall be transferred to the LLC Funds Account for distribution in accordance with item "Fifth" of Section 3 of the Intercreditor Agreement. In all cases, the amount to be held in the Interest Reserve Account shall be calculated by applying the interest rate in effect on Eurodollar Loans on such date to the principal balance of the AAG Loan as of the date of calculation. Funds held in the Interest Reserve Account may be used by the Agent to pay interest on the AAG Loan when such payment is due on a date other than a Settlement Date."

         (H) Clause (l) of Section 2.12 of the Credit Agreement is hereby amended in its entirety as follows:

                 "(l) All prepayments (other than those made pursuant to clauses (e), (g), (h) and (m) of this Section 2.12) shall be accompanied by accrued but unpaid interest on the principal amount being prepaid to the date of prepayment."

         (I)  The following clauses (m), (n) and (o) are hereby added to
Section 2.12 of the Credit Agreement:

                 "(m) On the 15th Business Day of each month (each a "AAG Transfer Date") following any transfer provided for pursuant to the Intercreditor Agreement on such date, the outstanding principal amount of the AAG Notes shall be subject to mandatory prepayment; the amount of such prepayment to be determined pursuant to the following sentence. All cash receipts which remain on deposit in the AAG Funds Account on such AAG Transfer Date after disbursement by the Agent pursuant to Section 2(b) or 2(c) of the Intercreditor Agreement (subject to Section 14 of the Intercreditor Agreement in accordance with the terms thereof) shall be applied by the Agent as a principal prepayment on the AAG Notes.

                 (n) So long as any portion of the AAG Loan or any AAG Obligation shall remain outstanding, the provisions of Section 2 of the Intercreditor Agreement shall apply and AAG hereby agrees to provide the Allocation Certificate to the Agent. In the event the Intercreditor Agreement has been terminated by all parties thereto the provisions of Section 2 of the Intercreditor Agreement are incorporated by reference herein and AAG's obligation to provide the Allocation Certificate to the Agent shall survive such termination





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

         unless the Agent and AAG have entered into other arrangements, satisfactory to the Agent, in connection with the disbursement of such funds.

                 (o) Unless a Tranche E Event of Default has occurred and is continuing, provided that the Allocation Certificate has been received and subject to Section 14 of the Intercreditor Agreement in accordance with the terms thereof, on each Settlement Date the Agent hereby agrees to make disbursements from the LLC Funds Account in accordance with the Allocation Certificate pursuant to the Intercreditor Agreement.

                 (p) Notwithstanding the occurrence and continuation of a Tranche E Event of Default, provided that the Allocation Certificate has been received and subject to Section 14 of the Intercreditor Agreement in accordance with the terms thereof, on each Settlement Date the Agent hereby agrees to make disbursements to the LLC from the LLC Funds Account in accordance with the Allocation Certificate pursuant to the Intercreditor Agreement to the extent such funds are designated as Earn-Out Payments on the Allocation Certificate."

         (J) Section 5.16 of the Credit Agreement is hereby amended by inserting the following at the end thereof:

         "provided, however, that the IPG Guarantors shall cause all such payments or proceeds to be deposited in the AAG Funds Account for disposition in accordance herewith."

         (K) Section 6.2 of the Credit Agreement is hereby amended by adding the following clauses (xiv), (xv) and (xvi) at the end thereof:

                 "(xiv) the Liens granted by the IPG Guarantors to Interpublic in connection with the Asset Purchase Agreement and related transactions, which Liens are subordinated to the AAG Obligations pursuant to the Intercreditor Agreement; and

                 (xv) subject to the Intercreditor Agreement, (A) the pledge by the Parent to Interpublic of (1) the stock of AAG, AAFII and AATII and (2) the Parent's membership interest in the LLC and (B) the pledge by AAG to Interpublic of its membership interest in the LLC; and

                 (xvi) the Lien granted or to be granted by SBR to LIVE Film and Mediaworks, Inc. ("LIVE") pursuant to Section 18 of the Agreement dated as of November 1,

         1994 between SBR and LIVE in connection with the soundtrack of "Dirty Dancing II"."

         (L) Section 6.3 of the Credit Agreement is hereby amended by deleting the word "and" appearing before clause (iv) thereof, inserting a comma in its place and adding the following at the end thereof:

                 " and (v)  for the IPG Guaranties."

         (M) Section 6.4 of the Credit Agreement is hereby amended by adding the following subclause (C) to clause (iii) appearing therein:

         "or (C) the IPG Guarantors, to which no Debtor shall make any advance,"

         (N) Section 6.4 of the Credit Agreement is hereby further amended by deleting the word "and" appearing before clause (v) thereof, inserting a comma in its place and adding the following clause (vi) before the proviso appearing at the end thereof:

                 "and (vi) the direct or indirect Investment by the Parent in the LLC in an amount not in excess of $25,000,000."

         (O) Subsection (a) of Section 6.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

                 "(a) Restricted Payments constituting dividends to any of the Borrowers (other than AAG) or to any Subsidiary (other than any IPG Guarantor) of any of the Borrowers (other than AAG or to Malibu Branch);"

         (P) Subsection (g) of Section 6.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

                 "(g) Restricted Payments constituting a conversion or exchange of the Parent's Class A Common Stock to Class B Common Stock or Class B Common Stock to Class A Common Stock."

         (Q) Subsection (d) of Section 6.33 of the Credit Agreement is hereby amended in its entirety to read as follows:

                 "(d) In connection with Working Capital Loans, use the proceeds thereof for any purpose other than to finance certain working capital needs of the Parent and the Subsidiaries of the Parent, including, without limitation, to fund the Parent's reimbursement obligation in connection with the AAG Letter of Credit."

         (R) Section 6.33 of the Credit Agreement is hereby further amended by adding the following subsection (e) at the end thereof:

                 "(e) In connection with the AAG Loan, use the proceeds thereof for any purpose other than to fund the Parent's reimbursement obligation in connection with the AAG Letter of Credit or, in the event the AAG Letter of Credit has been drawn upon prior to the effectiveness of the AAG Loan, to repay the Working Capital Loan which was used to fund the Parent's reimbursement obligation in connection with the AAG Letter of Credit."

         (S) Clause (n) of Article 7 is hereby amended in its entirety to read as follows:

                 "(n)(i) the Parent or a Subsidiary shall cease to be the legal and beneficial owner of 100% of the non-voting issued and outstanding shares of capital stock of Fremantle (unless the non-voting stock of Fremantle has been exchanged for or converted into Voting Stock of Fremantle) or (ii) Interpublic shall cease to be the legal and beneficial owner of 100% of the issued and outstanding shares of the Voting Stock of Fremantle (unless a majority of the issued and outstanding shares of the Voting Stock of Fremantle is owned by the Parent or a Subsidiary); provided, however, that for purposes of this clause (n), Subsidiary shall not include any IPG Guarantor;"

         (T) Article 7 of the Credit Agreement is hereby further amended by adding the following clauses (o) and (p) thereto:

                 "(o) a Tranche E Event of Default shall occur and be continuing; or

                 (p) payment by the Parent of its obligation in connection with the Make Whole Amount, following the occurrence and during the continuation of an Acceleration Event (such terms used herein as defined in the Operating Agreement), as provided for in Section 4.2 of the Operating Agreement in a form other than issuance of stock;"

         (U) The paragraph appearing after clause (o) in Article 7 of the Credit Agreement is hereby amended in its entirety to read as follows:

         "then, in every such event and at any time thereafter during the continuance of such event, the Agent may, or if directed by the Majority Lenders shall, take either or both of the following actions, at the same or different times: terminate forthwith the Commitments and/or declare the principal of and the interest on the Loans and the Notes and all other amounts payable hereunder or thereunder to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived, anything in this Credit Agreement or in the Notes to the contrary notwithstanding; provided, however, that unless such Event of Default is an Event of Default specified in paragraph (o) above, the Agent shall not declare the principal and the interest on the AAG Loan and the AAG Notes and all other amounts payable hereunder or thereunder to be forthwith due and payable. If an Event of Default specified in paragraphs (e) or (f) above shall have occurred, the Commitments shall automatically terminate and the Notes shall automatically become due and payable, both as to interest and principal, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived, anything in this Credit Agreement or the Notes to the contrary notwithstanding. Such remedies shall be in addition to any other remedy available to the Lenders pursuant to Applicable Law or otherwise."

         (V) The following Article is hereby inserted as Article 7A of the Credit Agreement.

                 "7A.  Tranche E Events of Default.

                 In the case of the happening and during the continuance of any of the following events (herein called "Tranche E Events of Default"):

                   (i) the Main License shall become void or voidable or otherwise nonenforceable;

                  (ii) default shall be made in the payment of any principal of or interest on the AAG Loan or of any fees or other amounts payable by AAG in connection with any AAG Obligation, when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof pursuant to Section 2.12(m) or by acceleration thereof or otherwise and in the case of payments of any amounts other than principal, such default shall continue unremedied for five (5) days after receipt by AAG of an invoice therefor;





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

                 (iii) any IPG Guarantor or the LLC shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors; or any IPG Guarantor or the LLC shall commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property or shall file an answer or other pleading in any such case, proceeding or other action admitting the material allegations of any petition, complaint or similar pleading filed against it or consenting to the relief sought therein; or any IPG Guarantor or the LLC shall take any action to authorize any of the foregoing;

                  (iv) any involuntary case, proceeding or other action against any IPG Guarantor or the LLC shall be commenced seeking to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (i) results in the entry of any order for relief against it or
         (ii) shall remain undismissed for a period of sixty (60) days;

                   (v) an International Cash Flow Default shall have occurred and be continuing. For purposes hereof an International Cash Flow Default shall occur in the event International Cash Flow at any date indicated below in column (a) is less, on a cumulative basis commencing October 6, 1995 than the corresponding amounts listed below in column (b):

                   (a)                               (b)
                 12/31/95                          $ 1.0M
                 03/31/96                            2.5M
                 06/30/96                            3.5M
                 09/30/96                            5.5M
                 12/31/96                            7.0M
                 03/31/97                            8.5M

                 06/30/97                           10.0M
                 09/30/97                           11.5M
                 12/31/97                           13.5M
                 03/31/98                           14.5M
                 06/30/98                           16.5M
                 09/30/98                           18.0M
                 12/31/98                           19.5M

         and the outstanding balance of the AAG Loan (whether by voluntary prepayment by AAG or any of its affiliates or otherwise) at such time as indicated below in column (a) is greater than the amount indicated below in column (b):

                 (a)                                 (b)
         from the AAG Loan Closing Date            $21.7M
         to 12/31/96
         from 1/1/97 to 12/31/97                    17.8M
         from 1/1/98 to maturity                    12.7M;

                  (vi) an event shall have occurred which, but for the operation of the provisions of the Intercreditor Agreement, would entitle Interpublic to enforce its rights against an IPG Guarantor in connection with the IPG Guaranty or against the IPG Pledged Stock and such event shall not be waived by Interpublic or remedied within 120 days after such occurrence; or

                 (vii) a Change in Ownership (as defined in the Operating Agreement) shall have occurred and Interpublic shall have made demand on any IPG Guarantor in connection with the "put" obligation of the Parent as a result of such Change in Ownership then, in every such event and at any time thereafter during the continuance of such event, the Agent may, or if directed by the Majority Lenders shall, declare the principal of and the interest on the AAG Loans and the AAG Notes and all other amounts payable hereunder or thereunder to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived, anything in this Credit Agreement or in the AAG Notes to the contrary notwithstanding. If an Event of Default specified in paragraphs (iii) or (iv) above shall have occurred, the AAG Notes shall automatically become due and payable, both as to interest and principal, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived, anything in this Credit Agreement or the AAG Notes to the contrary notwithstanding. Such remedies shall be in addition to any other remedy available to the Lenders pursuant to Applicable Law or otherwise."

         (W) Section 8.3 of the Credit Agreement is hereby amended by adding the following at the end thereof:

                 "In addition AAG shall establish the AAG Funds Account into which AAG shall deposit the AAG Funds. AAG shall also establish the AAG Expense Account into which the Agent shall deposit the Expense Funds pursuant to the Allocation Certificate, which Expense Funds may be utilized by AAG pursuant to the provisions of the Intercreditor Agreement."

         (X) Article 8 of the Credit Agreement is hereby amended by adding the following Section 8.15 at the end thereof:

                 "SECTION 8.15.  Tranche E Event of Default.

                 The Agent and the Lenders hereby acknowledge that so long as the IPG Guarantor Obligations remain outstanding, the remedies conferred upon the Agent and the Lenders in this Article upon the occurrence of an Event of Default shall not include the Agent taking any action to foreclose upon or otherwise exercise its remedies hereunder with respect to the Tranche E Collateral unless such Event of Default constitutes a Tranche E Event of Default. Upon the occurrence and continuation of a Tranche E Event of Default, the Agent shall be entitled to pursue all remedies conferred upon the Agent and the Lenders in this Article 8, including such remedies with respect to the Tranche E Collateral subject to Section 14(a) of the Intercreditor Agreement."

         (Y) Article 10 of the Credit Agreement is hereby amended by adding the following Section 10.9 at the end thereof:

                 "SECTION 10.9.  Tranche E Event of Default.

                 The Agent and the Lenders hereby acknowledge that so long as the IPG Guarantor Obligations remain outstanding, the remedies conferred upon the Agent and the Lenders in this Article upon the occurrence of an Event of Default shall not include the Agent taking any action to foreclose upon or otherwise exercise its remedies hereunder with respect to the IPG Pledged Stock unless such Event of Default constitutes a Tranche E Event of Default. Upon the occurrence and continuation of a Tranche E Event of Default, the Agent shall be entitled to pursue all remedies conferred upon the Agent and the Lenders in this Article 10, including such remedies with respect to the IPG Pledged Stock subject to Section 14(a) of the Intercreditor Agreement."

         (Z) Section 11.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

                 "SECTION 11.5.  Remedies.

                 (a) Subject to Section 8.15, at any time during the continuation of an Event of Default, the Agent may sell any documents, instruments and securities held in the Cash Collateral Accounts or the Royalty Account and may immediately apply the proceeds thereof and any other cash held in the Cash Collateral Accounts or the Royalty Account to the satisfaction of the Obligations in such order as the Agent may determine, but subject to the rights of the Lenders. Any amounts remaining after such application shall be paid or delivered to the Parent or as a court of competent jurisdiction may direct.

                 (b) Subject to Section 8.15, in addition to the remedies provided in clause (a) above, at any time during the continuation of a Tranche E Event of Default, subject to Section 14(a) of the Intercreditor Agreement, the Agent may sell any documents, instruments and securities held in the AAG Funds Account, the AAG Expense Account and the LLC Funds Account and may immediately apply the proceeds thereof and any other cash held in such accounts to the satisfaction of the Tranche E Obligations in such order as the Agent may determine, but subject to the rights of the Lenders. Any amounts remaining after such application shall be paid or delivered to the Parent or as a court of competent jurisdiction may direct."

         (AA) Schedule 1 to the Credit Agreement is hereby deleted and replaced with Schedule 1-95 hereto.

         Section 3. Certain Definitions. Solely for the purposes of this Amendment the following terms shall have the meanings indicated:

                 "'Purchasing Lenders' shall mean a Lender in the event any of such Lender's "Commitments" (a Baywatch Commitment, B.N. Commitment or Working Capital Commitment, as the case may be) as shown on Schedule 1-95 which is attached hereto is greater than the amount of such Commitment as in effect immediately prior to the effectiveness of this Amendment or in the event such Lender's Term Loan as shown on Schedule 1-95 is greater than its Term Loan immediately prior to the effectiveness of this Amendment.

                 'Selling Lenders' shall mean a Lender in the event any of such Lender's Commitments as shown on Schedule 1-95 which is attached hereto is less than the amount of such Commitment as in effect immediately prior to the effectiveness of this Amendment or in the event such Lender's Term Loan as shown on Schedule 1-95 is less than its Term Loan immediately prior to the effectiveness of this Amendment."

         Section 4. Purchase of a Portion of the Commitments, Loans and Rights With Regard to Letters of Credit.

         (A) Effective on the Effective Date, each of the Selling Lenders hereby irrevocably sells and assigns to the Purchasing Lenders without recourse, and each Purchasing Lender hereby irrevocably purchases and assumes from each Selling Lender without recourse to such Selling Lender, that portion of each Commitment and of the Term Loan of each Selling Lender under the Agreement, such that after giving effect to such sale and assignment and purchase and assumption, each Lender will have the Commitments and Term Loan in the amount set forth opposite its name in the Schedule of Commitments which appears as Schedule 1-95 attached hereto.

         (B) Effective on the Effective Date, each of the Selling Lenders hereby irrevocably sells and assigns to the Purchasing Lenders without recourse, and each Purchasing Lender hereby irrevocably purchases and assumes from each Selling Lender to whom outstanding Alternate Base Rate Loans are owed and who have participated in the outstanding Letters of Credit, without recourse to such Selling Lender, that portion of their outstanding Alternate Base Rate Loans and their rights to outstanding Letters of Credit, such that after giving effect to such sale and assignment and purchase and assumption, each Lender will hold a share of all then outstanding Alternate Base Rate Loans and all rights to then outstanding Letters of Credit which share is in accordance with such Lender's Percentage after giving effect to this Amendment. Such purchase shall be made by each Purchasing Lender for a purchase price equal to the difference between (i) the aggregate principal amount of outstanding Alternate Base Rate Loans that are owed to such Purchasing Lender on the Effective Date, after giving effect to the foregoing provisions of this
Section 4(B), minus (ii) the aggregate principal amount of outstanding Alternate Base Loans that were owed to such Purchasing Lender immediately prior to the Effective Date, before giving effect to the foregoing provisions of this
Section 4(B).

         (C) Each relevant Borrower hereby agrees to prepay such portion of the outstanding Eurodollar Loans (to the extent required to consummate the transactions contemplated hereby) together with all accrued but unpaid interest thereon to but excluding the Effective Date and any other amounts required by Section 2.12 of the Agreement to be paid by the Borrower to a Lender; provided, however, that an amount not in excess of the aggregate amount of such Eurodollar Loans which have been prepaid, may be immediately re-borrowed on the Effective Date as either Alternate Base Rate Loans or Eurodollar Loans and with such Interest Period or Interest Periods as the relevant Borrower shall request in writing. Any Loans made by the Lenders (including the Purchasing Lenders), pursuant to this Section 4(C), shall be made by each Lender (including each Purchasing Lender) in accordance with such Lender's Percentage on the Effective Date after giving effect to this Amendment.

         (D) On or before the Effective Date, each Borrower, at its own expense, shall execute and deliver to the Agent, for the account of each of the Lenders, a promissory note identical to the relevant Note currently held by such Lender and previously executed by such Borrower in connection with the Credit Agreement, but in the amount of such Lender's relevant Commitment after giving effect to this Amendment (each a "Replacement Note"). Each of the Replacement Notes shall for all purposes be a "Note" under the Credit Agreement. On the Effective Date, the Notes of the Lenders that will be receiving Replacement Notes shall be deemed cancelled and each such Lender hereby agrees to promptly deliver its Notes to the Agent for redelivery to the appropriate Borrower, in each case with an appropriate notation as to the cancellation of such Note. For purposes of the foregoing, each such Lender hereby authorizes the Agent to make notations on its behalf on such Lender's Notes as to the cancellation thereof.

         (E) On the Effective Date, each Purchasing Lender shall pay to the Agent (for the benefit of the Selling Lenders) an amount equal to the purchase price (as set forth in Section 4(B) hereof) of the outstanding Alternate Base Rate Loans and rights to outstanding Letters of Credit being purchased and assumed by it pursuant to this Amendment, by wire transfer of immediately available funds. Promptly following its receipt thereof, the Agent will distribute such amounts to the Selling Lenders pro rata in accordance with the outstanding Alternate Base Rate Loans and rights to outstanding Letters of Credit sold by each of them.

         (F) On the Effective Date, the relevant Borrower hereby agrees to pay to the Agent (for the benefit of the Lenders) (i) the interest on the outstanding Alternate Base Rate Loans accrued and unpaid to but excluding the Effective Date, (ii) the aggregate amount required to be paid or prepaid by it pursuant to Section 4(C) hereof, (iii) the accrued and unpaid amount, to but excluding the Effective Date, of the commission payable pursuant to Section 2.18(f)(ii) of the Credit Agreement with respect to outstanding Letters of Credit to the extent not previously paid and (iv) all accrued and unpaid Commitment Fees to but excluding the Effective Date. Promptly following its receipt thereof, the Agent will distribute the foregoing amounts as follows: (a) the amounts described in clause (i), (iii) and (iv) shall be distributed to the Lenders pro rata in accordance with the outstanding Alternate Base Rate Loans and rights to outstanding Letters of Credit held by each of them immediately prior to the effectiveness of this Amendment; (b) the aggregate amount of outstanding Eurodollar Loans and the accrued and unpaid interest thereof shall be distributed to the Lenders pro rata in accordance with the outstanding Eurodollar Loans held by each of them immediately prior to the effectiveness of this Amendment; and (c) any amount required by Section 2.12 of the Credit Agreement to be paid by a Borrower to a Lender in connection with the transactions contemplated hereby, shall be distributed to such Lender for its own account.

         Section 5. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction in full on or prior to November 30, 1995 of each of the conditions precedent set forth in this Section 5 (the first date on which all such conditions have been satisfied being herein called the "Effective Date"):

         (A) the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of each Borrower, each Guarantor, the Agent and such of the Lenders as are required by the Credit Agreement;

         (B) the Intercreditor Agreement shall be in full force and effect and Interpublic shall not have disaffirmed its obligations thereunder;

         (C) the Asset Purchase Agreement shall not have been modified or amended without the prior written consent of the Agent;

         (D) the LLC, Interpublic and the Parent shall not have waived any conditions precedent to the Final Closing without the prior written consent of the Agent;

         (E) the Agent shall have received (i) the AAG Notes duly executed on behalf of AAG, substantially in the form of Exhibit A-5 to the Credit Agreement, each payable to a Lender, in the amount of such Lender's Percentage of the AAG Loan and (ii) the Replacement Notes. Each AAG Note and Replacement Note shall for all purposes be deemed to be a Note under the Credit Agreement;

         (F)  the Agent shall have received the favorable written opinions of
(i) Kaye, Scholer, Fierman, Hayes & Handler, counsel to the Debtors and (ii) the general counsel to the

Debtors, dated as of the Effective Date, addressed to the Agent and satisfactory in form and substance to Morgan, Lewis & Bockius LLP, counsel to the Agent, substantially to the effect that this Amendment has been duly and validly authorized, executed and delivered by the Debtors, that each of (i) the AAG Notes has been duly and validly authorized, signed and delivered by AAG, and (ii) the Replacement Notes has been duly and validly authorized, signed and delivered by the appropriate Borrower and that this Amendment, the Credit Agreement, as amended hereby and in the case of (i) AAG, each of the AAG Notes and (ii) each of the other Borrowers, each of the Replacement Notes signed by it constitutes valid and legally binding obligations of the Debtors, and in the case of (i) each of the AAG Notes, AAG, and (ii) each of the Replacement Notes, the relevant Borrower, enforceable against the Debtors, AAG or such other Borrower, as the case may be, in accordance with their terms, except as such may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting the enforcement of creditor's rights generally and to general principles of equity;

         (G) the Agent shall have received a certificate of an appropriate officer of each Debtor certifying (A) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of each Debtor authorizing the execution, delivery and performance in accordance with their respective terms of this Amendment and the borrowings hereunder, (B) that copies of the certificate of incorporation and by-laws of such Debtor heretofore delivered to the Agent are complete and correct and that such certificate of incorporation and by-laws have not been amended since the respective dates of the last amendments thereto included or reflected in such copies, or, if such certificate of incorporation or by-laws shall have been amended since such respective dates, certifying that attached thereto are copies of all of the amendments and that such copies are complete and correct and that such copies, taken together with the copies of the certificate of incorporation and by-laws previously delivered to the Agent constitute complete and correct copies of the certificate of incorporation and by-laws of such Debtor, there having been no further amendments to such certificate of incorporation or by-laws and (C) as to the incumbency and specimen signature of each officer of such Debtor (such certificate to contain a certification by another officer of such Debtor as to the incumbency and signature of the officer signing the certificate);

         (H) the Agent shall have received all amounts required by the terms of this Amendment to be paid by any party hereto; and

         (I) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Agent.

         Section 6. Representations and Warranties. Each Debtor represents and warrants that:

         (A) Each of the Debtors has the requisite corporate power and authority to enter into this Amendment and to perform its obligations under the Credit Agreement. The execution and delivery of this Amendment by each Debtor has been duly authorized by the appropriate Board of Directors and no other corporate proceedings on the part of any Debtor are necessary to authorize this Amendment. This Amendment has been duly executed and delivered by each of the Debtors and constitutes a legal, valid and binding obligation of each Debtor, enforceable against it in accordance with its terms, subject as to the enforcement of remedies, to applicable bankruptcy, insolvency and similar laws affecting creditors rights generally and to general principles of equity;

         (B) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

         (C) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

         Section 7. Name Changes. The Parent hereby confirms that the following Debtors have changed their names as indicated:

         FROM                              TO
         ----                              --
Talbot Television Limited         Fremantle (UK) Productions Limited
All American Television
  Production, Inc.                SBSVTV, Inc.
All American                      All American Television
  Productions, Inc.                 Production, Inc.

         SECTION 8. Further Assurances. At any time and from time to time, upon the Agent's request and at the sole expense of the Debtors, each Debtor will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.

         Section 9. New Foreign Subsidiaries. The Parent has requested that the Lenders waive the Parent's compliance with Section 6.25 as relates to the following Subsidiaries which have been incorporated in Germany: Fremantle Marketing GmbH, Fremantle-Blue Horse Productions GmbH and Fremantle Interactive GmbH. The Lenders hereby waive such compliance; provided, however, that the Debtors shall comply with the provisions of Section 6.4(A) as to such Foreign Debtors.

         Section 10. Fundamental Documents. This Amendment and the Intercreditor Agreement are each designated a Fundamental Document by the Agent.

         Section 11. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement" "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment. References to the term "Schedule 1" appearing in the Credit Agreement or in the Exhibits or Schedules to the Credit Agreement, shall, unless the context otherwise requires, means Schedule 1-95 which is attached to this Amendment.

         Section 12. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 13. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         Section 14. Expenses. The Parent agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

         Section 15. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

         IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

                                       BORROWERS AND GUARANTORS:

                                       ALL AMERICAN COMMUNICATIONS, INC.


                                       By_______________________________
                                         Name:
                                         Title:


                                       THE BAYWATCH PRODUCTION COMPANY


                                       By_______________________________
                                         Name:
                                         Title:


                                       THE BAYWATCH NIGHTS PRODUCTION
                                         COMPANY


                                       By_______________________________
                                         Name:
                                         Title:


                                       ALL AMERICAN FREMANTLE
                                         INTERNATIONAL, INC.


                                       By_______________________________
                                         Name:
                                         Title:


                                       ALL AMERICAN GOODSON, INC.


                                       By_______________________________
                                         Name:
                                         Title:

                                       GUARANTORS:

                                       ALL AMERICAN TELEVISION
                                         PRODUCTION, INC.
                                         (F/K/A ALL AMERICAN PRODUCTIONS,
                                         INC.)
                                       SBSVTV, INC.
                                         (F/K/A ALL AMERICAN TELEVISION
                                         PRODUCTION, INC.)
                                       ALL AMERICAN FDF HOLDINGS, INC.
                                       LBS COMMUNICATIONS, INC.
                                       THE MALIBU BRANCH PRODUCTION
                                         COMPANY
                                       SANTA MONICA SOUND RECORDERS, INC.
                                       SCOTTI BROTHERS ENTERTAINMENT
                                         INDUSTRIES, INC.
                                       SCOTTI BROTHERS RECORDS, INC.
                                       FREMANTLE (UK) PRODUCTIONS
                                         LIMITED (F/K/A TALBOT TELEVISION
                                         LIMITED)
                                       ALL AMERICAN FREMANTLE II, INC.
                                       ALL AMERICAN TELEVISION II, INC.


                                       By______________________________
                                         Name:
                                         Title:  Authorized Signatory


                                       LENDERS:

Executed in                            CHEMICAL BANK, individually and
New York, New York                       as Agent
On __________, 1995

                                       By_______________________________
                                         Name:
                                         Title:


                                       THE FIRST NATIONAL BANK OF BOSTON


                                       By_________________________________
                                         Name:
                                         Title:

                                       COUTTS & CO.


                                       By_________________________________
                                         Name:
                                         Title:


                                       DE NATIONALE INVESTERINGSBANK N.V.


                                       By_________________________________
                                         Name:
                                         Title:

                                       By_________________________________
                                         Name:
                                         Title:


                                       UNION BANK


                                       By_________________________________
                                         Name:
                                         Title:


                                       WELLS FARGO BANK


                                       By_________________________________
                                         Name:
                                         Title:



                                       BANQUE FRANCAISE DU COMMERCE
                                         EXTERIEUR


                                       By_________________________________
                                         Name:
                                         Title:


                                       By_________________________________
                                         Name:
                                         Title:

                                       THE FUJI BANK LTD., LOS ANGELES
                                         AGENCY


                                       By_________________________________
                                         Name:
                                         Title:


                                       THE SUMITOMO TRUST & BANKING CO.
                                         LTD., NEW YORK BRANCH


                                       By_________________________________
                                         Name:
                                         Title:


                                       BANQUE NATIONALE DE PARIS


                                       By_________________________________
                                         Name:
                                         Title:

                                       By_________________________________
                                         Name:
                                         Title:


                                       CALIFORNIA UNITED BANK N.A.


                                       By_________________________________
                                         Name:
                                         Title:

                                                                   Schedule 1-95

                            Schedule of Commitments




                                                           Baywatch              B.N.
             Lender                   Term Loan           Commitment          Commitment
             ------                   ---------           ----------          ----------
  Chemical Bank                   $4,391,509.43       $3,193,825.06        $3,193,825.06

  The First National Bank
    of Boston                      3,061,320.75        2,226,415.09         2,226,415.09

  De Nationale
    Investeringsbank N.V.          3,061,320.75        2,226,415.09         2,226,415.09

  Coutts & Co.                     2,750,000.00        2,000,000.00         2,000,000.00

  Union Bank                       2,750,000.00        2,000,000.00         2,000,000.00

  Wells Fargo Bank                 2,750,000.00        2,000,000.00         2,000,000.00

  Banque Francaise du
    Commerce Exterieur             2,443,396.23        1,777,015.44         1,777,015.44

  The Fuji Bank Ltd.,
    Los Angeles Agency             2,028,301.89        1,475,128.64         1,475,128.64

  The Sumitomo Trust &
    Banking Co. Ltd., New
    York Branch                    2,028,301.89        1,475,128.64         1,475,128.64

  Banque Nationale
    de Paris                       1,221,698.11          888,507.72           888,507.72

  California United
   Bank N.A.                       1,014,150.95          737,564.32           737,564.32






                                                                   Schedule 1-95

                            Schedule of Commitments




                                 Working Capital
             Lender                Commitment           AAG Loan           Total           Percentage
             ------               ----------           --------           -----           ----------
  Chemical Bank                $6,387,650.08         $3,992,281.28    $21,159,090.91       15.969125%

  The First National Bank
    of Boston                   4,452,830.19          2,783,018.88     14,750,000.00       11.132075

  De Nationale
    Investeringsbank N.V.       4,452,830.19          2,783,018.88     14,750,000.00       11.132075

  Coutts & Co.                  4,000,000.00          2,500,000.00     13,250,000.00       10.000000

  Union Bank                    4,000,000.00          2,500,000.00     13,250,000.00       10.000000

  Wells Fargo Bank              4,000,000.00          2,500,000.00     13,250,000.00       10.000000

  Banque Francaise du
    Commerce Exterieur          3,554,030.87          2,221,269.29     11,772,727.27        8.885077

  The Fuji Bank Ltd.,
    Los Angeles Agency          2,950,257.29          1,843,910.81      9,772,727.27        7.375643

  The Sumitomo Trust &
    Banking Co. Ltd., New
    York Branch                 2,950,257.29          1,843,910.81      9,772,727.27        7.375643

  Banque Nationale
    de Paris                    1,777,015.44          1,110,634.65      5,886,363.64        4.442539

  California United
   Bank N.A.                    1,475,128.65            921,955.40      4,886,363.64        3.687822

                                                                     EXHIBIT A-5


                                FORM OF AAG NOTE


$__________                                        New York, New York
                                                   as of November 13, 1995


                 FOR VALUE RECEIVED, ALL AMERICAN GOODSON, INC., a Delaware corporation (the "Obligor"), DOES HEREBY PROMISE TO PAY to the order of [INSERT NAME OF LENDER] (the "Lender") at the office of Chemical Bank at 270 Park Avenue, New York, New York 10017- 2070, in lawful money of the United States of America in immediately available funds, the principal amount of ____________ DOLLARS ($__________), or such lesser amount as shall then constitute the Lender's percentage of the AAG Loan (as defined in the Credit Agreement referred to below) made by the Lender to the maker hereof pursuant to said Credit Agreement, on such date or dates as is required by said Credit Agreement, and to pay interest on the unpaid principal amount from time to time outstanding hereunder, in like money, at such office, as set forth in Section
2.15 of said Credit Agreement.

                 The Obligor and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon severally waive grace, demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate or notice of acceleration) and diligence in collecting and bringing suit against any party hereto and agree to the extent permitted by applicable law (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for any holder of this Note, in order to enforce payment of this Note, to first institute or exhaust such holder's remedies against the Obligor or any other party liable therefor or against any security for this Note. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

                 This Note is one of the AAG Notes referred to in that certain Credit, Security, Guaranty and Pledge Agreement dated as of April 13, 1995, as the same may be amended from time to time, (the "Credit Agreement"), among the Obligor as one of the Borrowers thereunder, the other Borrowers referred to therein, the Guarantors referred to therein, the Lenders referred to therein, and Chemical Bank as Agent and as Fronting Bank, and is entitled to the benefits of and is secured by the security interests granted in the Credit Agreement and the other security documents referred to and described therein, which among other things contains provisions for optional and mandatory prepayment, and for acceleration of the maturity hereof upon the occurrence of certain events, all as provided in the Credit Agreement.

                 THIS NOTE SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.


                                       ALL AMERICAN GOODSON, INC.

                                       ________________________
                                         Name:
                                         Title:

                                                                       EXHIBIT 1


                            Intercreditor Agreement